Prudential Jennison Mid-Cap Growth Fund, Inc.
PGIM Jennison Mid-Cap Growth Fund

Supplement dated July 10, 2018 to the Fund’s Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective July 11, 2018, Benjamin F. Bryan, CFA, will join John P. Mullman, CFA and Sheetal M. Prasad, CFA, as a portfolio manager for the Fund. To reflect this change, the Prospectus and SAI are revised, as follows:

1.	The table in the section of the Prospectus entitled “Summary - Management of the Fund” is hereby revised by adding the following information with respect to Mr. Bryan:
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Benjamin F. Bryan, CFA	Managing Director	July 2018

2.	The section of the Prospectus entitled “How the Fund is Managed – Portfolio Managers” is revised by replacing the introduction and adding the following professional biography for Mr. Bryan:

John P. Mullman, CFA, Sheetal M. Prasad, CFA, and Benjamin F. Bryan, CFA, are the portfolio managers for the Fund.

Benjamin F. Bryan, CFA, is a Managing Director, mid-cap growth portfolio manager and an equity research analyst. He joined Jennison Associates in August 2000 when Prudential's (now PGIM) public equity asset management capabilities transferred to Jennison. Mr. Bryan was a broker in the retail division of Waterhouse Securities before joining Prudential as a trader for the Prudential individually managed accounts group in 1997. He moved to Prudential's US emerging growth equity team in November 1999. Mr. Bryan earned a BS from the State University of New York College at Oswego and is a member of The New York Society of Security Analysts Inc.

3.	In Part I of the SAI, the table entitled “The Fund’s Portfolio Managers: Information About Other Accounts Managed” is revised by adding the following information pertaining to Mr. Bryan:
Portfolio Managers	Registered Investment Companies (Thousands)	Other Pooled Investment Vehicles (Thousands)	Other Accounts (Thousands)
Benjamin F. Bryan, CFA	0/$0	0/$0	0/$0

Information in the above table is as of June 29, 2018.

4.	In Part I of the SAI, the table entitled “Portfolio Managers: Personal Investments and Financial Interests” is revised by adding the following information pertaining to Mr. Bryan:
Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
Benjamin F. Bryan, CFA	$100,001 - $500,000

Information in the above table is as of June 29, 2018.

*“Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by, or have an individual portion or sleeve managed by, the same portfolio manager that utilize mandates, investment objectives or investment strategies that are similar to those of the Fund.

“Other Investment Accounts” in similar strategies may include other mutual funds, including Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. “Investments” include holdings in the Fund and investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. The dollar ranges for Benjamin F. Bryan’s investment in the Fund, including certain notional investments in the Fund through a deferred compensation plan for Jennison employees, is as follows: $100,001 - $500,000.

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